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                                                                     Exhibit 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Plymouth Rubber Company, Inc. (the "Company") for the year ended November 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned Maurice J. Hamilburg, President and Co-Chief Operating Officer, Joseph D. Hamilburg, Chairman and Co-Chief Operating Officer and Joseph
J. Berns, Vice President of Finance and Treasurer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the Signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Maurice J. Hamilburg
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President and Co-Chief Executive Officer

Date: 2/26/04
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/s/  Joseph J. Hamilburg
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Chairman and Co-Chief Executive Officer

Date: 2/26/04
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/s/  Joseph J. Berns
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Vice President of Finance and Treasurer and
Chief Financial Officer

Date: 2/26/04
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